Exhibit 10.51

GLOBAL ENERGY DE MEXICO, S.A. DE C.V.

Littleton Station

1950 W. Littleton Boulevard, Suite 113

Littleton, Colorado 80120

Telephone: 303-798-4262

Fax: 303-798-4338

E-mail: harmongraveslaw@qwestoffice.net

August 24, 2007

VIA E-MAIL: hhgraves@globalenergyinc.com

Global Energy, Inc.

312 Walnut Street, Suite 2300

Cincinnati, OH  45202

Re:	Global Energy de Mexico/S.A. de C.V.: Capital Stock

Dear Gentlemen:

In consideration of $1.00 and other valuable consideration, I hereby assign to Global Energy, Inc. all my right, title and interest in and to the following shares of capital stock of Global Energy de Mexico:

150 Shares of Series B Common Stock,

fully paid and non-assessable

These shares and the 600 shares of Series B Common Stock held by Global Energy, Inc. constitute all of the issued and outstanding shares of Global Energy de Mexico. All shares have been issued without certificates.

I respectfully request Global Energy, Inc.’s acceptance as noted below. Thank you.

Sincerely yours,

/s/ Harmon S. Graves

Harmon S. Graves

Director of Legal Affairs

HSG/cl

ACCEPTED:

Global Energy, Inc.

By:  /s/ Steven G. Rolls

        Steven G. Rolls

        Chief Financial Officer